Exhibit 99.1

NICE to acquire LiveVox, revolutionizing how organizations manage proactive outreach with the power of conversational AI at scale

The combination of NICE’s industry-leading platform CXone, with LiveVox’s widely adopted proactive outreach portfolio creates a unique way for organizations to deploy conversational AI across all types of engagements on a unified platform

Hoboken, New Jersey October 4, 2023– NICE (NASDAQ: NICE) and LiveVox (NASDAQ: LVOX) today announced that NICE has entered a definitive agreement to acquire LiveVox, a leading AI-driven proactive outreach provider. NICE’s industry-leading platform CXone, with its advanced digital engagement capabilities, and Enlighten, the industry’s only AI purpose-built for CX, combined with LiveVox’s sophisticated and rich proactive outreach portfolio creates the only truly unified platform converging all interactions, voice and digital, attended and unattended, inbound and outbound. Together, NICE and LiveVox will help organizations accelerate their CX operations into the digital era with smart conversational AI at scale.

Joining forces, NICE and LiveVox will help enterprises around the globe to create proactive, personalized experiences for their end customers, meeting them on their preferred channel using a method that is right for them, mastering CX in the Digital and AI era with:

-	an interaction-centric cloud platform,
-	convergence of knowledge, data, channels and CX capabilities,
-	purpose-built AI that fuses people, technology and processes.

NICE is recognized as a global market leader in CX with the most robust AI-driven cloud platform for managing customer interactions of all types, digital and voice, agent-assisted and consumer-led. NICE CXone has the largest array of native applications to manage customer journeys, improve employee engagement and drive complete performance. Moreover, CXone provides the most comprehensive embedded AI with Enlighten encompassing hundreds of CX-specific models that enable holistic and fluent consumer experiences.

LiveVox has over two decades of CX domain-specific expertise and leading capabilities in AI-driven proactive outreach serving some of the world’s largest enterprises. LiveVox has a diverse and loyal customer base comprising hundreds of enterprises of all sizes. NICE’s acquisition of LiveVox also builds upon both companies' domain expertise and incredibly talented teams. The acquisition will unite two CX leaders with supplementary technologies, deep domain expertise and a shared passion for innovation.

Barak Eilam, CEO, NICE, said, “Today, we are taking another major step in making smart conversational AI a reality. The era of Digital Engagement is already here and we are excited to enable organizations to propel their Digital Engagement and Conversational AI forward. In joining forces with LiveVox we now have the strongest and broadest proactive outreach portfolio. NICE has a remarkable track record in augmenting its leading innovation with complementary acquisitions. I am excited about this acquisition, and I am positive that together with the experienced and talented LiveVox team we will create an outstanding incremental value to our customers and shareholders.”

John DiLullo, CEO, LiveVox, said, “This is great news for our customers, employees, and shareholders. NICE is an amazing organization and its breadth, reach and commitment to continuous innovation promise to amplify our growth and the capabilities of the complementary solutions we can bring to market together. Today’s announcement marks the beginning of a thrilling new chapter for LiveVox, and we are excited to embark on this journey alongside a prominent global leader in Customer Experience platforms and trusted AI solutions.”

Transaction Details

Under the terms of the merger agreement, at the closing of the transaction LiveVox stockholders will receive $3.74 in cash for each share of LiveVox common stock. The merger agreement has been approved by the boards of directors of NICE and LiveVox. Following entry into the merger agreement, the holders of a majority of the outstanding shares of LiveVox approved the merger agreement by written consent, and no other approval of LiveVox stockholders is required. The transaction is expected to close in the first half of 2024, subject to certain regulatory clearances and other customary closing conditions. Upon completion of the transaction, LiveVox will no longer be publicly listed or traded on Nasdaq.

The transaction is expected to be cash flow positive and accretive to NICE’s operating income, operating margin and non-GAAP EPS during 2024. The transaction will not impact NICE's share buyback program.

NICE ■ 221 River Street, 10h Floor, Hoboken, NJ 07030 ■ Tel: +1 551-256-5000 ■ www.nice.com

Advisors

Davis Polk & Wardwell LLP is acting as legal counsel to NICE. Jefferies LLC is serving as exclusive financial advisor to LiveVox, and Kirkland & Ellis LLP is acting as legal counsel to LiveVox.

About NICE

With NICE (Nasdaq: NICE), it’s never been easier for organizations of all sizes around the globe to create extraordinary customer experiences while meeting key business metrics. Featuring the world’s #1 cloud native customer experience platform, CXone, NICE is a worldwide leader in AI-powered self-service and agent-assisted CX software for the contact center – and beyond. Over 25,000 organizations in more than 150 countries, including over 85 of the Fortune 100 companies, partner with NICE to transform - and elevate - every customer interaction. www.nice.com

About LiveVox

LiveVox (Nasdaq: LVOX) is a proven cloud CCaaS platform that helps business leaders redefine customer engagement and transform their contact center’s performance. Decision-makers use LiveVox to improve customer experience, boost agent productivity, empower their managers, and enhance their system orchestration capabilities. Everything needed to deliver game-changing results can be seamlessly integrated and configured to maximize your success: Omnichannel Communications, AI, a Contact Center CRM, and Workforce Engagement Management tools. For more than 20 years, clients of all sizes and industries have trusted LiveVox scalable and reliable cloud platform to power billions of omnichannel interactions every year. LiveVox is headquartered in San Francisco, with international offices in Medellin, Colombia and Bangalore, India.
www.livevox.com

Corporate Media Contact

Christopher Irwin-Dudek, +1 201 561 4442, media@nice.com, ET

Investors

Marty Cohen, +1 551 256 5354, ir@nice.com, ET

Omri Arens, +972 3 763 0127, ir@nice.com, CET

Trademark Note: NICE and the NICE logo are trademarks or registered trademarks of NICE Ltd. All other marks are trademarks of their respective owners. For a full list of NICE’s marks, please see: www.nice.com/nice-trademarks.

Forward-Looking Statements

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the current beliefs, expectations and assumptions of the management of NICE Ltd. (“NICE”) and LiveVox. In some cases, such forward-looking statements can be identified by terms such as “believe,” “expect,” “seek,” “may,” “will,” “intend,” “should,” “project,” “anticipate,” “plan,” “estimate,” or similar words. Forward-looking statements are subject to a number of risks and uncertainties that could cause the actual results or performance to differ materially from those described herein, including but not limited to (i) the impact of changes in economic and business conditions, including as a result of the COVID-19 pandemic; (ii) competition; (iii) successful execution of NICE’s growth strategy; (iv) success and growth of NICE’s cloud Software-as-a-Service business; (v) changes in technology and market requirements; (vi) decline in demand for NICE’s products; (vii) inability to timely develop and introduce new technologies, products and applications; (viii) difficulties or delays in absorbing and integrating acquired operations, products, technologies and personnel; (ix) loss of market share; (x) an inability to maintain certain marketing and distribution arrangements; (xi) NICE’s dependency on third-party cloud computing platform providers, hosting facilities and service partners; (xii) cyber security attacks or other security breaches against NICE; (xiii) the effect of newly enacted or modified laws, regulation or standards on NICE and its products; (xiv) the satisfaction of the conditions to closing the transaction in the anticipated timeframe or at all; (xv) the failure to obtain necessary regulatory approvals; (xvi) the ability to realize the anticipated benefits of the transaction; (xvii) significant transaction costs and unknown liabilities; and (xviii) various other factors and uncertainties discussed in NICE’s and LiveVox’s filings with the U.S. Securities and Exchange Commission (the “SEC”). For a more detailed description of the risk factors and uncertainties affecting NICE, refer to NICE’s reports filed from time to time with the SEC, including the Company’s Annual Report on Form 20-F. For a more detailed description of the risk factors and uncertainties affecting LiveVox, refer to LiveVox’s reports filed from time to time with the SEC, including the Company’s Annual Report on Form 10-K.

The forward-looking statements contained in this press release are made as of the date of this press release, and neither NICE nor LiveVox undertakes any obligation to update or revise them, except as required by law.